                                                                     Exhibit 2.1

                 TRANSFER OF SHARES OF INFOVIA, SOCIEDAD ANONIMA

WE: (a) INFOVIA INTERNATIONAL INC., [   ] hereinafter known as the "SELLER,"
[   ] (b) INFOVIA, SOCIEDAD ANONIMA, a corporation formed, organized and existing under the laws of the Republic of Guatemala, domiciled in Guatemala
City, hereinafter known as the "COMPANY," [   ] and (d) TELEFONICA INTERACTIVA,
SOCIEDAD ANONIMA, a corporation formed, organized and existing under the laws of Spain, domiciled in the city of Madrid, Spain, represented by its President with sufficient powers of legal representation for this document, Juan Perea Saenz de Buruaga, right of representation contained in official notarial record number 5399, authorized by Notary Jose Antonio Escartin Ipiens on December fourteen, nineteen hundred ninety-eight, hereinafter known as the "BUYER."

i.    WHEREAS,

The COMPANY has an authorized capital stock of six thousand quetzals (Q6,000.00), of which sixty (60) common shares are subscribed and paid-in, each share of one hundred quetzals (Q100.00), which are distributed as follows:
Infovia International, Inc. owner of fifty-nine (59) shares, equal to ninety-eight point thirty-three percent (98.33%) of the shares of the COMPANY; the remaining share, equal to one point sixty-seven percent (1.67%) is issued to the Bearer (one share). Said shares were issued, subscribed and paid-in pursuant to the laws of the Republic of Guatemala. It is recorded that there are no other types, classes and/or series of shares authorized and issued by the COMPANY apart from those indicated, and neither are there options, encumbrances, restrictions, etc., on said shares or on the rights integrated into the shares.

ii.   WHEREAS,

The SELLER is the owner of ninety-eight point thirty-three percent (98.33%) of the shares into which it is divided and represents the paid-in and subscribed capital of the COMPANY.


+ Confidential portions of Exhibit 2.1 marked with open and closed brackets ("[]") have been omitted pursuant to a request for confidential treatment filed with the Commission. The confidential material has been separately filed with the Commission.

iii.  WHEREAS,

The SELLER wishes to transfer to the BUYER, fifty-seven shares, equal to ninety-five percent (95%) of the shares into which it is divided and represents the subscribed and paid-in capital of the COMPANY, (hereafter, the "Shares").

iv.   WHEREAS,

The BUYER wishes to acquire from the SELLER, all of the Shares, free of any liability, contingent, encumbrance, debt, levy, tax, claim, interest, litigation, obligation, civil complaint, criminal complaint, process, proceedings, restriction, limitation, appropriation, lien, pledge, embargo, request, condition precedent, condition subsequent and/or rights of third parties of any kind (collectively and for purposes of this contract, "Encumbrance") incumbent on the COMPANY or the SELLER, as the prior owner of the Shares, prior to today's date, July twenty-one, nineteen hundred ninety-nine, and, therefore, the BUYER assumes no Encumbrance, restriction, etc., with regard to the Shares.

THEREFORE,

The parties hereby consent to enter into a share transfer and endorsement contract, which will be governed by the following clauses and conventions:

CLAUSE ONE: The following declarations, authorizations, representations, assertions, promises and guarantees that herein the COMPANY and SELLER formally, expressly and irrevocably give and make in regard to the interests of each, are, as of this day, complete, precise, exact and truthful, and their effects should be maintained and extended over time, and, in the event that they are not, the SELLER agrees to indemnify the BUYER pursuant to Clause Five of this instrument. The SELLER and the COMPANY respectively, and jointly, as the case may be, represent and warrant individually and collectively the following:

I. Legal capacity: The SELLER and COMPANY may legally acquire the rights and assume the obligations derived from this agreement. The persons appearing herein and representing the SELLER and the COMPANY have sufficient legal capacity, powers and authority to appear, authorize and undertake, in the capacity in which they are acting, the obligations acquired by their principals because of this document. The COMPANY is a corporation organized and existing under the laws of Guatemala with legal capacity to be unconditional owner of all its assets; it is duly authorized and has all authorizations, permits, licenses and industrial property rights, etc., and they are completely valid, as conferred by law, for conducting its business in any jurisdiction in which it holds or uses its assets or does business and for legally carrying out its corporate purpose, including but not limited to providing services in the telecommunications and teleinformation industry (the "Business").

II. No liability: Neither the BUYER, as the future owner of the Shares, nor the COMPANY will be liable to third parties for any encumbrance, restriction, etc., incumbent on the COMPANY prior to today's date, that is not reflected and contained in the FINANCIAL STATEMENTS of the COMPANY, which are incorporated into this agreement as EXHIBIT 1, and in the event that any expenditure is necessary in regard to any encumbrance, restriction, etc., the SELLER will be exclusively liable for this obligation. The provisions of this number are complemented by the provisions of Clause Five of this instrument.

III. Lack of restrictions: There are no options, promises or commitments of any kind, either oral or written, conferred by the SELLER on the Shares, and neither the COMPANY nor the SELLER has any other oral or written agreement that gives any other person or entity a right to acquire shares or options in order to acquire the Shares or other shares of the COMPANY. All the Shares were acquired through completely legal transactions in observance of applicable legal provisions and they are not subject to any condition subsequent in terms of control. At the same time, there are no guarantees, agreements, conventions, contracts, commitments, requests or claims of any kind, pending or threatened, in which the COMPANY is involved or in which the SELLER has limited the transfer and endorsement of the Shares, or that affects the transfer and endorsement of the Shares in any way.

IV. Capital, right of ownership and right of sale: The SELLER is the owner, with equal capacity, of all the shares that are the subject of this agreement. The authorized, subscribed and paid-in capital of the COMPANY is that previously indicated. All shares are fully paid-in and have been legally issued pursuant to applicable Guatemalan law. The SELLER has the right of full ownership over all the Shares, which are completely free of Encumbrances, and the SELLER has the unrestricted right to sell, endorse and transfer all the Shares and has, moreover, full and unrestricted title to them, and will transfer to the BUYER legal and negotiable title to the Shares of the COMPANY, unrestricted and unencumbered.

V. Unrestricted ownership: The COMPANY is the unrestricted holder and owner with full title, and in accordance with the law, of all its property and goods comprising its assets, including but not limited to all that are listed in the FINANCIAL STATEMENTS previously mentioned. At the same time, the assets of the COMPANY are completely free of Encumbrances except those reflected and contained in the aforementioned FINANCIAL STATEMENTS of the COMPANY, and it is duly authorized to own its property and assets and to develop the Business and corporate purpose in the manner in which it does so today and expects to do in the future.

VI. Financial statements: A copy signed by the parties of the Financial Statements of the COMPANY, as of June thirty, nineteen hundred ninety-nine, hereinafter known as the "FINANCIAL STATEMENTS," is an integral part of this agreement as EXHIBIT 1. The FINANCIAL STATEMENTS include the Balance Sheet as of June 30, nineteen hundred ninety-nine, Income Statement and Notes to the financial statements, which are correct and complete and have been prepared in accordance with accounting principles generally accepted in Guatemala, using a base consistent with prior years that provides a true and complete statement, as of this date, of the financial condition of the COMPANY and its operations. The FINANCIAL STATEMENTS faithfully reflect the assets, liabilities, worth, operations, revenues, expenses, earnings, contingencies, accounts and other items of the financial statements of the COMPANY, as of the closing date, with no material omissions or defects in the accounting that could adversely affect the properties, business, operations, earnings, assets, goods, contingencies, obligations or the financial condition of the COMPANY, its assets or any other account of the FINANCIAL STATEMENTS. As of the closing date of the Financial Statements to today's date, there has been no change in the financial condition of the COMPANY or of the SELLER that could have a negative impact on the financial condition of the COMPANY.

VII. Condition of the COMPANY'S assets. The COMPANY'S equipment, which forms a part of the assets of the COMPANY is in perfect condition, well maintained and in working order, and fit for use to carry out the activities and business of the COMPANY, save for normal wear and tear caused by the passage of time.

VIII. No breach of contract resulting from the COMPANY'S contracts. Neither the COMPANY nor the SELLER nor third parties with whom they have contractual ties have breached the terms and conditions in favor of the COMPANY in such a way as to raise the possibility or threat of any lawsuit, civil complaint, criminal complaint, proceedings or liability for the COMPANY and/or its assets.

IX. No breach of contract resulting from the SELLER'S contracts. Neither the SELLER nor third parties with whom it has contractual ties have breached the terms and conditions of the contracts in such a way as to raise the possibility or threat of any lawsuit, civil complaint, criminal complaint, proceedings or liability that could affect the Shares and/or their transfer or endorsement as contemplated in this agreement and its validity.

X. No breach of contract: The COMPANY and the SELLER have paid, inclusive as of this date, all principle and interest with regard to their debts, obligations, taxes and liabilities, or of any contract or agreement that might carry with it the possibility or threat of any lawsuit, complaint, accusation, procedure or liability that might affect the COMPANY and/or its assets.

XI. Taxes: The COMPANY has submitted, without fail, all tax returns required by law, and it has paid, without fail or any objection, all taxes, levies and assessments of a federal, departmental and municipal nature that are owed or affect its business, assets and activities resulting from such returns or any levy, reclassification or request for taxes, moreover, it has withheld and paid all taxes and sums as required by law, with regard to any sum paid or incurred in favor of all its employees, contractors, creditors, shareholders or any third party and neither the COMPANY nor the SELLER knows of any obligation, levy, tax, request, reclassification or adjustment with regard to periods covered by returns or communications submitted before today inclusive, beyond those that appear on such returns or communications. There is no audit, request, bill of indictment or any other claim pending against the COMPANY. Neither the COMPANY nor the SELLER have been notified by competent authorities of any defect, error or reclassification of its tax and/or any other obligation. The COMPANY will be liable for payment of Income Tax and the Tax on Commercial and Agricultural Enterprises for the fiscal period ending June thirty, nineteen hundred ninety-nine.

XII. Intermediaries and commission agents: The parties to this contract state that they have not contracted for the services of any intermediary, broker or commission agent, therefore, neither the COMPANY nor the BUYER will be responsible for payment of fees, commissions or compensation of any kind, for services as an intermediary, broker or commission agent or any other kind for the transfer and endorsement of the Shares.

XIII. Labor contracts: The COMPANY is in compliance with all laws, regulations and other provisions or rules with regard to employment and social security. It has likewise complied with all obligations and requirements that as an employer are required by Guatemalan law for its workers. There is no union in the COMPANY; nor is it involved in illegal labor practices, and the SELLER knows of no labor or union campaign or movement within the COMPANY or any threat of such. Neither is there a threat of any strike that could affect the normal operations and/or Business of the COMPANY.

XIV. In compliance with the Law: The COMPANY is in compliance with all laws, regulations, decrees, provisions and/or contracts, including without restriction on the general nature of the foregoing, any provision, rule, temporary article, clause and/or convention related to any part of the assets of the COMPANY, and likewise in terms of what the SELLER has done with regard to the Shares.

      Neither the COMPANY nor the SELLER has reason to believe that any authority will file a complaint that the COMPANY and/or the SELLER has violated any law, regulation, decree or provision, rule and/or contract that affects the COMPANY in any way or its assets, financial statements, Business or the Shares. There is no legal action pending or imminent, and neither the COMPANY nor the SELLER knows of any threat or has reason to believe that anyone is going to initiate legal action in order to cancel, suspend or revoke any authorization, permit, license or industrial property right, as such terms are subsequently defined, which have been issued to the COMPANY for the conduct of its business or to the SELLER with regard to the Shares of the COMPANY that it owns. This agreement for the transfer and endorsement of the Shares of the COMPANY, which are the property of the SELLER, does not violate in whole or in part any law, regulation, decree, provision, rule and/or contract that includes the cancellation, suspension or revocation of any authorization, permit, license or industrial property right that in any way would benefit or be necessary to the conduct of the business of the COMPANY.

XV. No outstanding litigation against the COMPANY: Neither the COMPANY nor the SELLER is aware of the existence of any claim against the COMPANY or initiated or instituted for it before any judge or court nor before any arbitrator or entity, commission, governmental office or agency or of any kind, national or foreign, of civil, penal, labor, environmental actions or of any other kind, lawsuits, administrative proceedings, arbitration or investigations of any authority, that are pending, imminent or threatened, that could affect the COMPANY in any way, or its assets or the Shares. The COMPANY has made ample provisions for dealing with future adverse results in accordance with the rules and principles of accounting generally accepted in Guatemala and with sound business practices.

XVI. Other contracts and guarantees: Neither the COMPANY nor the SELLER is committed or obligated to any contract, convention or agreement of any kind, oral or written, that affects or could affect the COMPANY and its assets or the Shares. Neither the COMPANY nor the SELLER has issued guarantees or bonds of any kind that are not reflected and contained in the COMPANY'S Financial Statements. The SELLER represents and warrants that the COMPANY is not in breach of any agreement or contract related to its assets, Business or operations and as far as the SELLER knows, after thorough investigation, no event has occurred that over the course of time or with service of process, or with both, could result in an action for breach of contract by any of the parties to such agreements or contracts. All of the COMPANY'S present contracts are in full force and are legal and binding on the parties.

XVII. Taxes on goods comprising the COMPANY'S assets. The goods and services comprising the COMPANY'S assets are current with regard to payment of sales taxes, import taxes, federal taxes, municipal taxes and/or levies, as well as any other tax, levy or fee that could affect them.

XVIII. Ownership rights over the COMPANY'S assets: There are no third parties that are threatening or disputing the COMPANY as to the right of ownership, possession, use, retention and full enjoyment of the goods comprising its assets, and they are completely free of Encumbrances and ownership of any other kind that are not reflected and contained in the aforementioned FINANCIAL STATEMENTS of the COMPANY. The Government of the Republic of Guatemala has not initiated nor threatens to take measures toward partial or total expropriation that could affect the assets of the COMPANY, and neither the COMPANY nor the SELLER knows of any measure or threat in that regard nor has reason to believe that any measure or threat exists.

XIX. No existing restrictions on the COMPANY'S assets: Neither the COMPANY nor the SELLER is committed or obligated by any contract, convention or agreement of any kind, oral or written, that affects or could affect the assets of the COMPANY, and the COMPANY and the SELLER have not issued guarantees or bonds of any kind that affect or could affect the assets of the COMPANY and that are not reflected and contained in the aforementioned Financial Statements of the COMPANY. There are no options of any kind granted by the COMPANY, nor guarantees, agreements, contract, requests, commitments, promises or complaints of any kind pending or threatened, in which the COMPANY is involved with regard to its assets, or that affects them or could affect them, so that there is no condition or restriction that prevents the authorization and signing of the relevant documents to carry out the transfer and endorsement of the Shares.

XX. Eviction, clearing of title and free exercise: The SELLER warrants to the BUYER the free exercise of property rights over the Shares, free of Encumbrances, as well as over the assets of the COMPANY. Therefore, in the event that the BUYER has concerns about the free, full and total exercise of property rights that will be transmitted to it or the existence of this appears threatened, or the BUYER is concerned about the possession, use, retention and full enjoyment of the Shares it will acquire from the SELLER and/or anything related to the assets of the COMPANY, the SELLER, at its own expense and its exclusive risk, will defend the property rights transmitted by it, as well as the possession, use, retention and full enjoyment of the Shares and the assets of the COMPANY, warrants and defenses that are extended to each and every judicial and administrative proceeding as required. Should the defense be ineffective, the SELLER will proceed to the required clearing of title, indemnification and payment of damages and losses, the foregoing to the entire satisfaction of the BUYER, provided that they originate from acts, incidents or events prior to today's date, or that if they are in the future, they are directly related to acts, incidents or events that occurred prior to today's date.

XXI. Relevant information furnished to the SELLER: All information, documents and certificates furnished as of this date to the BUYER by the COMPANY and the SELLER related to the COMPANY, including but not limited to its assets and the Shares, are truthful, valid, correct, reliable and complete, and so are the declarations, authorizations, representations, affirmations, promises and warrants, oral or written, stipulated herein. Neither the COMPANY nor the SELLER knows of any act, event, incident, condition or circumstance, imminent or of any other kind, that has or could have an adverse affect on the conduct of the Business of the COMPANY, on the assets of the COMPANY, and/or on the Shares.

XXII. COMPANY'S corporate documents: The COMPANY will herewith submit to the BUYER an authenticated copy of the articles of incorporation of the COMPANY. At the same time, the COMPANY will deliver to the BUYER all legal and accounting records of the COMPANY.

XXIII. Environmental and health issues: The SELLER represents and warrants that
      (a) the COMPANY has at all times been in compliance with applicable environmental and zoning laws; (b) the COMPANY has received no notice or claim from any person or competent authority that alleges that the COMPANY is not in compliance with applicable environmental and zoning laws; and
      (c) there is no pending environmental action against the COMPANY, its Business, the assets that the COMPANY owns and operates or with the provision of its services.

XXIV. No outstanding liabilities and contingencies as of the closing date: The SELLER represents and warrants that the COMPANY has no liabilities or contingencies that are not duly reflected in the accounting and Financial Statements of the COMPANY, which are an integral part of this agreement as EXHIBIT 1 and could adversely affect the properties, business activities, operations, earnings, assets, obligations or the financial condition of the COMPANY.

XXV. Portfolio and provisions: The SELLER represents and warrants that the portfolio and other accounts receivable of the COMPANY: (i) are duly recorded, evaluated and provided for in the respective amounts, in accordance with said evaluation and the applicable legal and regulatory provisions; (ii) they have arisen from good faith transactions and during the normal course of business; (iii) they are legal and binding obligations on the respective debtors and are not subject to compensation or counterclaim; (iv) they do not represent obligations for goods delivered on consignment or test sales nor are they subject to agreements or arrangements of return, repurchase or buyback; and (v) they are fully collectible with proper payment management in the ordinary course of business, save in the amount for provisions recorded in the Financial Statements. The SELLER likewise represents that with regard to the remaining assets and liabilities incumbent on the COMPANY, the appropriate and necessary provisions have been made in accordance with sound business practices and applicable legal provisions.

XXVI. Inventory: The SELLER represents and warrants that the COMPANY has legal and negotiable title to all its equipment and inventory, and the SELLER will be liable for the existence and condition of the inventory of the COMPANY. The inventory of the COMPANY is free of Encumbrances or ownership restrictions. The COMPANY has made appropriate provisions for the protection of its inventory, in accordance with the accounting rules and principles applicable to the COMPANY in the Republic of Guatemala, and such inventory is fit for use or sale by the COMPANY within the ordinary course of its Business. With regard to the inventory, there are no obligations incumbent on the COMPANY.

XXVII. Licenses: The COMPANY is the owner of any and all licenses, permits, concessions, benefits, contracts, etc., including those that allow it to use the operator networks of telecommunications services (Internet), permissions or rights and sufficient or necessary authorizations for the conduct of the Business of the COMPANY as a matter of law in order to conduct its Business in all jurisdictions in which it owns and uses its assets or performs its Business and to legally carry out its corporate purpose (collectively "Licenses," the use of this term throughout the contract does not imply a limitation under the prior definition, since any other authorizations should be understood to be included, even though they are not expressly mentioned, they are requisites legally necessary for the performance of the Business of the COMPANY). Registration Licenses are in full force and effect. A list of Licenses is attached to this contract as
      EXHIBIT 2. The COMPANY has paid all required sums to the respective administrative authorities in accordance with the Licenses and the applicable regulatory framework. The COMPANY has not violated the terms and conditions of the Licenses, and the COMPANY has not been investigated or penalized by the respective administrative authorities, on account of the use of the Licenses and the provision of services of its Business. There is no conduct or behavior of the COMPANY or SELLER in the use of the Licenses and in the provision of services of its Business that could give rise to the imposition of penalties on the COMPANY, and there is no administrative proceeding in progress with the respective administrative authority that has as its purpose or could result in the imposition of fines, sanctions, penalties or restrictions on the COMPANY with regard to the use of the Licenses. The Licenses are sufficient for the COMPANY to carry out its Business in the way it does at the present time.

XXVIII. No earnings pending or capital increases or decreases: The SELLER represents and warrants that the COMPANY has declared no distribution of earnings that remains unpaid, nor has it approved any capital increase or decrease yet to be carried out, nor is there any capitalization order yet to be executed. In the event that a distribution of earnings or payment of dividends is declared for the fiscal period ending June thirty, nineteen hundred ninety-nine, said distribution or payment will be to the shareholders of the COMPANY, in accordance with the percentages of shareholder distribution resulting after the making of this Share Transfer Contract of the COMPANY.

XXIX. Industrial property: The COMPANY has registered and is the owner or has the right to use without any consideration, all trade and service marks, trade names, advertising marks, patents and any other right of industrial or intellectual property ("Industrial Property Rights") currently used in the performance of its Business in the form in which such Business is being carried out at the present time. A list of Industrial Property Rights and right of ownership and rights of use that the COMPANY has and exercises over the Industrial Property Rights is attached to this contract as EXHIBIT 3, which are free of any Encumbrance or ownership restriction, or litigation, legal action, claim, complaint or proceedings pending, and there is no claim, action or civil complaint, criminal complaint or proceedings filed by any person that could affect the ownership, the right of use, the validity or execution of the Industrial Property Rights, and neither the SELLER nor the COMPANY has reason to believe that such actions could exist or be threatened.

XXX. Insurance: The COMPANY has policies issued by insurance companies duly issued and authorized in order to operate against the usual risks of its activity; all these insurance policies are in full force and effect, and the COMPANY has paid all the respective premiums. The SELLER represents and warrants that the values insured under the insurance policies are adequate to cover the assets and usual risks of the COMPANY.

XXXI. List of customers: The SELLER represents and warrants that a list of current customers of the COMPANY is incorporated into this agreement as
      EXHIBIT 4. All customers listed there are active and the COMPANY is providing the corresponding service. The provisions of number XXV above complement this number.

XXXII. Affiliates: The SELLER and the COMPANY represent: (a) The SELLER has no subordinate companies (affiliates or subsidiaries), nor is it the possessor, owner, or actual beneficiary of shares, participation, interest share, titles convertible to shares or shares of any corporation or legal entity that competes with the corporate purpose of the COMPANY; (b) the COMPANY is not a party to any contract of a consortium, temporary union, joint venture, joint account, temporary or irregular association, nor does it have subordinate companies (affiliates or subsidiaries), nor is it the possessor, owner or actual beneficiary of shares, participation, interest share, titles convertible to shares or shares in a corporation or legal entity or other types of cooperative agreements, save the majority shareholder stake the COMPANY has in the entity "Infovia, Sociedad Anonima de Capital Variable," which is a corporation organized in the Republic of El Salvador, shares that form a part of the assets of the COMPANY.

XXXIII. No restriction: The declarations, authorizations, representations, assertions, promises and guarantees stated in prior numbers do not restrict or exclude others that, while not being expressly indicated, are herewith granted by the SELLER and the COMPANY, and with them they affirm that there is no other Encumbrance not expressly included that could adversely affect the properties, Business, operations, earnings, assets, obligations or the financial condition of the COMPANY.

CLAUSE TWO: Transfer and endorsement of shares: Because the declarations, authorizations, representations, assertions, promises and guarantees in this agreement are truthful, valid, correct, reliable and complete, and the information supplied verbally (supported by some documentary evidence) or in writing to the BUYER by the SELLER, and the COMPANY with regard to the latter, to its assets, to the Shares, and because the declarations, authorizations, representations, assertions, promises and guarantees given and made by the SELLER and the COMPANY are truthful, valid, correct, reliable and complete, the SELLER hereby transfers and endorses free of Encumbrances to the BUYER, and the BUYER accepts all the Shares that are the subject of this agreement, according to the following:

(i) Infovia International Inc., in its capacity as owner of fifty-seven (57) common shares, each share of one hundred quetzals (Q100), which represents ninety-five percent (95%) of all subscribed and paid-in capital of the COMPANY, hereby transfers and endorses the respective shares, free of Encumbrances of any kind, to the BUYER, and the BUYER for its part accepts said transfer.

CLAUSE THREE: Total price of the transfer and endorsement of the shares of the COMPANY and form of payment:

      The price of the transfer and endorsement of the shares of the COMPANY is the sum of four million dollars, legal tender of the United State of
      America (US$4,000,000). [   ]

      The aforementioned value or price is net price, therefore, it will be free of any tax, charge, levy or assessment ("Taxes") that could be applicable, in which case, should there be any Tax, it will be paid by the BUYER.

      The transfer of Shares contained in this document is subject to the actual crediting of funds and full availability in the account of the SELLER identified above.

CLAUSE FOUR: Ownership and full possession: The BUYER hereby becomes the exclusive and absolute owner of all the Shares that are the subject of this agreement and takes full possession of them, thus exercising, as of today's date, all its rights including corporate and financial. The COMPANY will immediately record in its Shareholders Register, therefore, the Transfer and Endorsement of its Shares, with all their terms and stipulations, thus, the BUYER will sign the corresponding notice addressed to the COMPANY.

CLAUSE FIVE: Guarantee. [   ] hereby acts as unlimited and unconditional
guarantor of the BUYER, a guarantee that will remain in effect for a period of five years counting from today's date. The purpose of this guarantee is to cover the Encumbrances that could occur as a consequence or result of any Event of Indemnification, even though the action, litigation or penalty may be initiated after today's date. For purposes of this agreement "Events of Indemnification" means (a) any inaccuracy, error, omission or breach of any of the declarations, authorizations, assertions, representations, promises and guarantees made or given by the SELLER and the COMPANY in this agreement, whether or not said inaccuracy, error, omission or breach was known by the Indemnified Parties (as will be subsequently defined in this same clause) before today's date and that could produce adverse results; (b) the losses, expenses, costs, indemnification or expenditure of any kind incurred by the Indemnified Parties (as will be subsequently defined in this same clause), as a result of the existence of concealed or contingent liabilities that are not recorded or provided for in the Financial Statements in precise, exact or adequate form, or that have been recorded or provided for at a lower value than the liabilities or contingencies actually are; (c) the value of the obligations for payment of taxes, levies, assessments, interest in arrears, penalties, fines, charges or adjustments that were not sufficiently reflected or provided for in the Financial Statements or on the books and records of the COMPANY; (d) the losses suffered by the Indemnified Parties (as will be subsequently defined in this same clause) resulting from the failure to reflect assets in the Financial Statements or on the books and records of the COMPANY, including the nonexistence of customers of the COMPANY as listed in EXHIBIT 4, which forms an integral part of this agreement; (e) the losses suffered by the COMPANY resulting from the existence of liabilities not reflected in the Financial Statements; (f) the losses, expenses, costs, expenditures or indemnification incurred by the COMPANY as a consequence of the COMPANY having failed to comply with any contract, agreement, pact, law, decree, judgment, writ, decision or regulation that obliges the COMPANY and any other party not listed here and that directly affects the interests of the BUYER or the assets, goods, Licenses or Financial Statements of the COMPANY for events or actions undertaken or occurring up to or before today's date; and (g) the occurrence of any event that implies the use or application of the "Objective Standard" defined in Clause Seven of this agreement. In the aforementioned events:

The SELLER agrees to indemnify the BUYER and the COMPANY, its directors, employees, shareholders, agents and advisers (collectively the "Indemnified Parties") and maintain them indemnified against any cost, expense, loss, claim, action, complaint, litigation, penalty, fine, injury or expenditure incurred or created, as a consequence or result of any Encumbrance or loss suffered as a result of an "Event of Indemnification." In the event that the guarantee issued
by [   ] is insufficient, the SELLER promises and agrees to immediately pay without protest to the BUYER, in cash and in dollars, legal tender of the United States of America, the resulting sum of money, and the BUYER will initiate the appropriate legal action in order to claim payment from the SELLER.

In the event of any claim that constitutes an Event of Indemnification, the BUYER will have the right, at its sole and absolute discretion, to immediately collect any amount resulting from the Event of Indemnification of the guarantee
with a notice by the BUYER to [   ], listing the amount of the claim, and, at
the same time, [   ] will have no opportunity of any kind to reserve [a right]
or [make a] claim or defense. The BUYER will subrogate all rights related to the
Event of Indemnification to [   ], if applicable. The foregoing obligation on
the part of [   ] and the SELLER, whatever the case may be, are irrevocable obligations under this agreement. Notwithstanding that, in the event of collection
of the guarantee by the BUYER, if the SELLER does not agree with the payment
made by [   ], it may follow the procedure contained in the Resolution of
Conflicts Clause of this agreement.

CLAUSE SIX: Reliability of the information furnished to the BUYER: The SELLER agrees that the BUYER, in order to enter into this business and consent to this agreement, has relied on all the declarations, authorizations, assertions, representations, promises and guarantees made by the SELLER and the COMPANY, according to this agreement and its EXHIBITS; all the information supplied orally (with some supporting document) or in writing by the SELLER and the COMPANY, regarding the latter, its assets, the Shares of the SELLER in the COMPANY; and in addition on other stipulations contained in this agreement. Therefore, if:

i. Said declarations, authorizations, assertions, representations, promises, guarantees and information are incorrect or incomplete, in whole or in part, and/or

ii. Any claim affecting the COMPANY, its assets and/or the shares of the COMPANY, but not limited to that indicated in this agreement, were to be established;

the BUYER will have the right, in addition to using other resources due to it under this agreement and the law, to claim enforcement of the guarantee referred to in Clause Five above. The SELLER promises and agrees to immediately pay without protest to the BUYER, in cash and in dollars, legal tender of the United States of America, the resulting sum of money, and the BUYER will initiate the appropriate legal action in order to claim payment from the SELLER, if necessary.

CLAUSE SEVEN: "Objective Standard." For purposes of this agreement, any reference herein to: "negative impact, adverse results, adverse effect, adversely affect," and other similar terms, will be interpreted as the existence of a reduction of five percent (5%) from the Company and Business Plan as of April 1999, with gross income of two million fifty-two thousand eight hundred twenty four dollars (US$2,052,824), legal tender of the United States of America, equal to the sum of thirteen million five hundred forty-nine thousand six hundred eighty-three quetzals (Q13,549,683.87), at an exchange rate of six point six zero zero five quetzals (Q6.6005) to the dollar (US$1.00), legal tender of the United States of America, therefore, in any case, the amount expressed in quetzals and thus converted to dollars at the rate of exchange indicated, will always be the parameter for application of the "Objective Standard," notwithstanding any fluctuation above or below the rate of exchange for the quetzal with the dollar, legal tender of the United States of America. Likewise, this "Objective Standard" is also considered to be a reduction of percent (5%) in any of the categories of active customers of the COMPANY, which appear in EXHIBIT 4, which forms an integral part of this agreement. This is considered the "Objective Standard" for interpretation of such terms in the clauses of this agreement, unless otherwise stipulated between the BUYER and the SELLER.

CLAUSE EIGHT: BUYER'S declaration. The BUYER may legally acquire the rights and assume the obligations derived from this agreement. The person appearing herein to represent the BUYER has sufficient legal capacity, powers and authority to appear, authorize and assume, acting in this capacity, the obligations acquired by the BUYER by virtue of this agreement.

CLAUSE NINE: Amendments: The parties expressly accept that this agreement represents the complete and reliable form in which they wish to consent to the terms of the share transfer and endorsement contract, and that therefore it may not be modified either presumptively or tacitly on account of the sporadic or repeated conduct of one of the parties, on account of tolerance by one of the parties amid a breach by the other or for any other reason. Thus, this agreement may not be altered, modified, revised or amended except by written consent of the parties to the contract.

CLAUSE TEN: Tolerance: The potential tolerance of the BUYER as to exercising its rights pursuant to this agreement or to any document EXHIBIT or result of all of them, amid a potential breach by the SELLER, will in no way modify, alter or diminish them, so that the BUYER may exercise them at any time it deems appropriate.

CLAUSE ELEVEN: Special obligations of the parties to this contract. The SELLER,
the BUYER, the COMPANY and [   ] agree to, in accordance with the interests of
each, the following:

i.    Labor restrictions. The BUYER and the COMPANY, on the one hand, and the
      SELLER and [   ], on the other hand, in the form of a reciprocal
      obligation not to do for a period of two years counting from today's date, agree not to enter into any contract or subcontract with any employee, worker or executive of the other party, save by written authorization by the other party.

ii.   Not to compete.

o     The SELLER and [   ], as well as the shareholders of the latter, their
      representatives, managers and members of their boards of directors, and any other person, individual or legal entity affiliated on today's date
      with the SELLER, [   ], and the COMPANY, for a period of four years
      counting from today's date, will not directly or indirectly participate, within the territory of the Republic of Guatemala, in any association of persons or capital that does business within the COMPANY'S principal line of business, particularly as it relates to access to Internet services, including Web TV, Info TV, Cable Modems and info devices and home appliances.

o     In the event that the SELLER or [   ] (or its shareholders), as well as
      persons, individuals or legal entities mentioned in the above number, become involved in the development of local content services, electronic commerce and other similar services, but apart from the services mentioned in the previous paragraph, the BUYER (or any of its affiliates) will have the right to be considered as the preferred provider of those services and to submit offers, as well as the right to be the preferred option in the
      event that the SELLER or [   ] receives a better offer to provide or
      develop those services, in which case a record or evidence of that better offer must be sent to the BUYER in writing. In any event, the BUYER (or
      any of its affiliates) and the SELLER or [   ] agree to enter into
      agreements to their mutual benefit.

iii.  Confidentiality. The SELLER, [   ] and the BUYER agree to safeguard and
      maintain the confidentiality of all information of a legal, accounting or administrative nature that they could have obtained by reciprocity from the other party, resulting from the negotiation contemplated in this agreement or with regard to the inspections realized or to be realized, save all information to become public knowledge. No press release, oral or written, from the negotiation contemplated here may be published without the prior written consent of the other party.

iv. TEMSA for its part agrees to lease to the BUYER the premises where the offices of the COMPANY are located, which are owned by the COMPANY, pursuant to the terms and conditions that will be agreed to in a subsequent document and based on prevailing market prices.

CLAUSE TWELVE: Mutual benefit: The parties expressly state that this agreement is the result of negotiations and mutual concessions between them, which are to their mutual benefit.

CLAUSE THIRTEEN: Titles: The titles of the clauses or other titles contained in this agreement have been placed there for reference purposes only, but they in no way affect the meaning or interpretation of the agreement.

CLAUSE FOURTEEN: Official notarial record and evaluation: The parties reserve the right to officially register this agreement with a notary.

CLAUSE FIFTEEN: Partial invalidity: The invalidity or illegality declared by competent authority of any of the stipulations of this agreement will not affect the validity, legality and enforceability of the remaining stipulations that may be separated from those declared null and void.

CLAUSE SIXTEEN: Applicable law: The parties are subject to the laws of the Republic of Guatemala for the interpretation of this Share Transfer and Endorsement Contract.

CLAUSE SEVENTEEN: Resolution of conflicts: All conflicts, differences, disputes or claims that might arise from this agreement, from its execution, breach, liquidation, interpretation or validity, will be resolved as follows: (a) First of all, the parties will meet within ten business days following written application made by any of the parties in order to try to resolve it directly;
(b) In the event that they are unable to resolve it in this manner, it will be resolved according to the Rules of Arbitration and Conciliation of the "AMERICAN ARBITRATION ASSOCIATION (AAA)," whose rules and jurisdiction the parties are unconditionally subject to. Said arbitration will be conducted according to the regulations of the "AAA" in effect at the time of the arbitration, save where the rules have been modified by this agreement or by mutual future agreement among the parties. The place of arbitration will be the city of Miami, state of Florida, in the United States of America, and will be administered in the Spanish language. The arbitration will be directed by an arbitration panel comprised of three arbitrators. Each one of the parties (the SELLER on the one hand and the BUYER on the other hand) will appoint one of them and the arbitrators so appointed will choose the third arbitrator, who will preside as chairman of the panel. The arbitrators will be named in accordance with the appropriate rules. The decision of the arbitrators will be delivered in writing, which will be final and binding on the parties and not subject to appeal, save an appeal for review. Once the decision has been handed down, it will produce the effects of res judicata, and the parties will have to comply with it without delay. The administrative expenses related to the arbitration and the compensation of the arbitrators will be assumed by the SELLER and the BUYER in equal parts. Nevertheless, compensation of their respective attorneys and/or advisers will be paid separately by each one. By signing and authorizing this agreement, each one of the parties accepts and is subject to the jurisdiction of the aforementioned arbitrators and solely to the effects of an arbitration decision executed according to the provisions of this clause, [as well as subject] to any competent jurisdictional entity, with regard to its person and assets and waives in regard to its person and assets any defense that it could have had such as diplomatic immunity, lack of jurisdiction or inappropriate forum. Each one of the parties irrevocably accepts that the notice of any judicial procedure or any other documents will be carried out by using any of the methods contemplated for process of notification established in the ensuing clause and that said notices will be sent to the domiciles indicated therein.

CLAUSE EIGHTEEN: Notices and communications among the parties: Any communication relating to this contract will be done in writing, the original copy duly signed by the issuing person or entity as follows:

To the SELLER; the COMPANY and [   ]:

To the BUYER:     Gran Via 28 (28013)

                  Madrid,

                  Spain

                  Attention: Director, Legal Services

CLAUSE NINETEEN: Cooperation. Each party, especially the SELLER and the COMPANY, agrees to the following: (a) to submit any information to the other party, (b) to sign any document, (c) to furnish any certificate to the other party and (d) to take any action requested by the other party (at its reasonable discretion) to put this agreement into effect, whenever legally necessary or appropriate.

CLAUSE TWENTY: Expenses. Each party will be exclusively liable for any expense or expenditure incurred with regard to the negotiation and issuance of this agreement and any other necessary expense to execute and transfer the Shares, including but not limited to the foregoing in terms of payment of fees to its respective advisers.

In witness whereof, we the parties hereby sign four copies of the same original of this contract, one for each party, in the city of Madrid, Spain, July twenty-one, nineteen hundred ninety-nine.


[   ]



s/Juan Perea Saenz De Buruaga

President

TELEFONIA INTERACTIVA, S.A.

The following annexes to this agreement have not been included:

         - Appendix 2 - Licences and permits necessary for the operation of Infovia S.A.

         -        Appendix 3 - Industrial and intellectual property

         -        Appendix  4 -  List of active customers

Copies of the annexes not included herein will be provided upon request.

                                   APPENDIX 1

                              FINANCIAL STATEMENTS

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

1/2                              INFOVIA, S.A.                        7/16/1999
                              GENERAL BALANCE SHEET
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    RECLASSIFICATIONS
    ACCOUNT                     DESCRIPTION                  BALANCE            DEBITS           CREDITS         ADJUSTED BALANCES
----------------------------------------------------------------------------------------------------------------------------------
1                 ASSETS
----------------------------------------------------------------------------------------------------------------------------------
1.1               CURRENT                                  6,366,511.82          0.00          46,783.87             6,319,727.95
----------------------------------------------------------------------------------------------------------------------------------
1.1.1             CASH AND BANKS                           1,019,508.53          0.00               0.00             1,019,508.53
----------------------------------------------------------------------------------------------------------------------------------
1.1.1.01          CASH                                           600.00          0.00               0.00                   600.00
----------------------------------------------------------------------------------------------------------------------------------
1.1.1.02          BANKS                                    1,019,200.63          0.00               0.00             1,019,200.63
----------------------------------------------------------------------------------------------------------------------------------
1.1.2             ACCOUNTS RECEIVABLE                      5,211,466.28          0.00          46,783.87             5,164,682.42
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01          CUSTOMERS                                5,066,768.01          0.00               0.00             5,066,768.01
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01.01       INTERNET SERVICES                        4,370,071.64          0.00               0.00             4,370,071.64
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01.02       PUBLICATION                                 54,084.34          0.00               0.00                54,084.34
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01.03       DEVELOPMENT                                 49,425.50          0.00               0.00                49,425.50
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01.04       EDUCATION                                   54,517.05          0.00               0.00                54,517.05
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01.05       TECHNICAL SERVICES                          24,936.93          0.00               0.00                24,936.93
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.01.06       OTHER SERVICES                             483,732.55          0.00               0.00               483,732.55
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.02          OTHER ACCOUNTS RECEIVABLE                  194,271.28          0.00               0.00               194,271.28
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.03          AFFILIATED ACCOUNTS RECEIVABLE                   0.00          0.00               0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------------
1.1.2.04          UNCOLLECTIBLE ACCOUNTS RESERVE            (48,573.00)          0.00          46,783.87              (96,358.87)
----------------------------------------------------------------------------------------------------------------------------------
1.1.3             INVENTORIES                                135,236.90          0.00               0.00               135,236.90
----------------------------------------------------------------------------------------------------------------------------------
1.1.3.01          COMMUNICATIONS EQUIPMENT                    83,601.63          0.00               0.00                83,601.63
----------------------------------------------------------------------------------------------------------------------------------
1.1.3.02          SOFTWARE                                    51,635.27          0.00               0.00                51,635.27
----------------------------------------------------------------------------------------------------------------------------------
1.1.3.03          MERCHANDISE IN TRANSIT                           0.00          0.00               0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------------
1.2               FIXED ASSETS                             1,737,176.26          0.00               0.00             1,737,176.26
----------------------------------------------------------------------------------------------------------------------------------
1.2.1             FURNITURE AND EQUIPMENT                    182,278.06          0.00               0.00               182,278.06
----------------------------------------------------------------------------------------------------------------------------------
1.2.2             COMPUTER EQUIPMENT                       1,328,518.28          0.00               0.00             1,328,518.28
----------------------------------------------------------------------------------------------------------------------------------
1.2.3             BUILDING                                         0.00          0.00               0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------------
1.2.4             PROPERTY IMPROVEMENTS                      226,349.92          0.00               0.00               226,349.92
----------------------------------------------------------------------------------------------------------------------------------
1.3               DEFERRED ASSETS                             76,845.06          0.00               0.00                76,845.06
----------------------------------------------------------------------------------------------------------------------------------
1.3.1             INSTALLATION EXPENSES                       16,713.54          0.00               0.00                16,713.54
----------------------------------------------------------------------------------------------------------------------------------
1.3.2             ORGANIZ4ATION EXPENSES                       1,629.02          0.00               0.00                 1,629.02
----------------------------------------------------------------------------------------------------------------------------------
1.3.3             EXPENSES PAID IN ADVANCE                    58,502.50          0.00               0.00                58,502.50
----------------------------------------------------------------------------------------------------------------------------------
1.4               OTHER ASSETS                                     0.00          0.00               0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------------
1.4.1             INVESTMENTS                                      0.00          0.00               0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------------
                  TOTAL ASSETS                             8,160,533.14          0.00          46,783.98             8,133,749.27
----------------------------------------------------------------------------------------------------------------------------------

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

2/2                                INFOVIA, S.A.                      7/16/1999
                              GENERAL BALANCE SHEET
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    RECLASSIFICATIONS
    ACCOUNT                     DESCRIPTION                  BALANCE            DEBITS           CREDITS        ADJUSTED BALANCES
---------------------------------------------------------------------------------------------------------------------------------
2                 LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
2.1               SHORT-TERM                               5,716,855.40     3,418,151.70         310,741.07          2,609,244.77
---------------------------------------------------------------------------------------------------------------------------------
2.1.1             SUPPLIERS                                1,394,145.89             0.00               0.00          1,394,145.89
---------------------------------------------------------------------------------------------------------------------------------
2.1.2             ACCOUNTS PAYABLE LABOR                     695,753.97             0.00               0.00            695,753.97
---------------------------------------------------------------------------------------------------------------------------------
2.1.3             ACCOUNTS PAYABLE TAX                        32,882.48             0.00         310,741.07            343,623.55
---------------------------------------------------------------------------------------------------------------------------------
2.1.4             OTHER LIABILITIES                        3,593,872.28     3,416,151.70               0.00            175,729.58
---------------------------------------------------------------------------------------------------------------------------------
2.2               LONG-TERM LIABILITIES                    1,280,091.99             0.00               0.00          1,280,091.99
---------------------------------------------------------------------------------------------------------------------------------
2.2.1             AFFILIATED ACCOUNTS PAYABLE                804,539.21             0.00               0.00            804,539.21
---------------------------------------------------------------------------------------------------------------------------------
2.2.2             CONTRIBUTIONS TO BE CAPITALIZED                (0.00)             0.00               0.00                (0.00)
---------------------------------------------------------------------------------------------------------------------------------
2.2.3             VARIOUS CREDITORS                          475,552.76             0.00               0.00            475,552.76
---------------------------------------------------------------------------------------------------------------------------------
2.2.4             BANK LOANS                                       0.00             0.00               0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
2.2.5             OTHER ACCOUNTS PAYABLE                           0.00             0.00               0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
                  TOTAL LIABILITIES                        6,996,747.39     3,418,151.70         310,741.07          3,889,338.78
---------------------------------------------------------------------------------------------------------------------------------
3                 CAPITAL, RESERVES, AND EARNINGS          1,183,785.75     2,305,450.34       5,366,077.18          4,244,412.51
---------------------------------------------------------------------------------------------------------------------------------
3.1               CAPITAL STOCK                                6,000.00             0.00               0.00              6,000.00
---------------------------------------------------------------------------------------------------------------------------------
3.1.1             AUTHORIZED                                   6,000.00             0.00               0.00              6,000.00
---------------------------------------------------------------------------------------------------------------------------------
3.1.2             CONTRIBUTIONS TO BE CAPITALIZED                  0.00             0.00               0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
3.2               RESERVES                                   20,612,.86             0.00               0.00            20,612,.86
---------------------------------------------------------------------------------------------------------------------------------
3.3               RETAINED NET EARNINGS                    (832,300.90)       402,831.66       1,950,750.07            715,647.52
---------------------------------------------------------------------------------------------------------------------------------
3.4               PROFIT (LOSS) BEFORE TAXES               1,989,473.79     1,902,618.09       3,415,287.03          3,502,192.13
---------------------------------------------------------------------------------------------------------------------------------
                  TOTAL LIABILITIES PLUS CAPITAL           6,190,533.14     5,723,502.04       5,676,818.17          8,133,749.27
---------------------------------------------------------------------------------------------------------------------------------

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

1/1                              INFOVIA, S.A.                        7/16/1999
                                INCOME STATEMENT
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    RECLASSIFICATIONS
    ACCOUNT                     DESCRIPTION                   BALANCE          DEBITS              CREDITS       ADJUSTED BALANCES
----------------------------------------------------------------------------------------------------------------------------------
4.1               SALES
----------------------------------------------------------------------------------------------------------------------------------
4.1.1             SALES OF SERVICES                        15,667,510.60    1,865,634.82       3,415,297.03          17,426,972.71
----------------------------------------------------------------------------------------------------------------------------------
4.1.1.01          INTERNET SERVICES                        14,168,359.38    1,865,634.82       3,415,297.03          15,727,821.59
----------------------------------------------------------------------------------------------------------------------------------
4.1.1.02          PUBLICATION                                 302,557.82            0.00               0.00             302,557.82
----------------------------------------------------------------------------------------------------------------------------------
4.1.1.03          DEVELOPMENT                                 176,286.47            0.00               0.00             176,286.47
----------------------------------------------------------------------------------------------------------------------------------
4.1.1.04          EDUCATION                                   266,270.83            0.00               0.00             266,270.83
----------------------------------------------------------------------------------------------------------------------------------
4.1.1.05          TECHNICAL SERVICES                           72,682.96            0.00               0.00              72,682.96
----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06          OTHER SERVICES                              881,374.04            0.00               0.00             881,374.04
----------------------------------------------------------------------------------------------------------------------------------
4.2               DEV. AND [ILLEGIBLE] OVER SALES             422,354.15            0.00               0.00             422,354.15
----------------------------------------------------------------------------------------------------------------------------------
4.2.1             DEV. AND [ILLEGIBLE] OVER SALES OF          422,354.15            0.00               0.00             422,354.15
                  SERVICES
----------------------------------------------------------------------------------------------------------------------------------
4.2.1.01          INTERNET SERVICES                           422,354.15            0.00               0.00             422,354.15
----------------------------------------------------------------------------------------------------------------------------------
                  NET SALES                                15,445,154.35    1,855,834.82       3,415,297.03          17,004,618.58
----------------------------------------------------------------------------------------------------------------------------------
5                 COST OF SALES                             7,703,784.74            0.00               0.00           7,703,784.74
----------------------------------------------------------------------------------------------------------------------------------
5.1               COSTS OF SALES                            7,703,784.74            0.00               0.00           7,703,784.74
----------------------------------------------------------------------------------------------------------------------------------
5.1.1             INTERNET COSTS                            6,748,095.96            0.00               0.00           6,748,095.96
----------------------------------------------------------------------------------------------------------------------------------
5.1.2             PUBLICATION                                 279,090.43            0.00               0.00             279,090.43
----------------------------------------------------------------------------------------------------------------------------------
5.1.3             DEVELOPMENT                                 121,451.07            0.00               0.00             121,451.07
----------------------------------------------------------------------------------------------------------------------------------
5.1.4             EDUCATION                                   228,887.84            0.00               0.00             228,887.84
----------------------------------------------------------------------------------------------------------------------------------
5.1.5             OTHER SERVICES                              326,259.44            0.00               0.00             326,259.44
----------------------------------------------------------------------------------------------------------------------------------
6                 OPERATING EXPENSES                        5,673,809.60       46,783.87               0.00           5,720,693.47
----------------------------------------------------------------------------------------------------------------------------------
6.1               OPERATING EXPENSES                        5,673,809.60       46,783.87               0.00           5,720,693.47
----------------------------------------------------------------------------------------------------------------------------------
6.1.1             SALES EXPENSES                            1,804,800.60            0.00               0.00           1,804,800.60
----------------------------------------------------------------------------------------------------------------------------------
6.1.2             ADMINISTRATIVE EXPENSES                   1,842,384.74       46,783.87               0.00           1,689,166.61
----------------------------------------------------------------------------------------------------------------------------------
6.1.3             CUSTOMER SERVICE                          1,174,984.54            0.00               0.00           1,174,984.54
----------------------------------------------------------------------------------------------------------------------------------
6.1.4             ENGINEERING EXPENSES                        551,739.72            0.00               0.00             551,739.72
----------------------------------------------------------------------------------------------------------------------------------
7                 FINANCE CHARGES                             128,703.48            0.00               0.00             129,703.48
----------------------------------------------------------------------------------------------------------------------------------
8                 FINANCIAL INCOME                             51,715.24            0.00               0.00              51,715.24
----------------------------------------------------------------------------------------------------------------------------------
                  PROFIT (LOSS) BEFORE TAXES                1,889,473.79    1,902,616.69       3,415,297.03           3,502,152.13
----------------------------------------------------------------------------------------------------------------------------------

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

1/10                             INFOVIA, S.A.                        7/16/1999
                                INCOME STATEMENT
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 RECLASSIFICATIONS
    ACCOUNT                     DESCRIPTION                 BALANCE           DEBITS           CREDITS          ADJUSTED BALANCES
---------------------------------------------------------------------------------------------------------------------------------
4                 INCOME                                  15,445,156.35    1,855,834.82      3,415,297.03           17,064,618.56
---------------------------------------------------------------------------------------------------------------------------------
4.1               SALES                                   15,867,510.50    1,855,834.82      3,415,297.03           17,426,972.71
---------------------------------------------------------------------------------------------------------------------------------
4.1.1             SALES OF SERVICES                       15,867,510.50    1,855,834.82      3,415,297.03           17,426,972.71
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01          INTERNET SERVICES                       14,168,359.38    1,855,834.82      3,415,297.03           15,727,821.59
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.01       SWITCHED ACCESS                          4,621,010.40    1,855,834.82      3,415,297.03            6,180,472.61
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.02       1-801 SWITCHED ACCESS                    4,729,568.04                                              4,729,568.04
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.03       CORPORATE DEDICATED ACCESS               2,149,079.97                                              2,149,079.97
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.04       PREMIUM DEDICATED ACCESS                   536,706.60                                                536,706.60
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.05       POINT TO POINT LINKS                       166,490.99                                                166,490.99
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.06       DOMAINS                                    162,304.62                                                162,304.62
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.07       IPs                                          5,688.18                                                  5,688.18
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.08       HOSTING                                     42,563.51                                                 42,563.51
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.09       SKYTEL NOTIFICATION                          2,873.15                                                  2,873.15
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.10       I-PASS                                      21,262.53                                                 21,262.53
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.11       FIRST FEES                               1,685,758.37                                              1,685,758.37
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.12       LONG-STANDING ARREARS                       17,175.75                                                 17,175.75
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.13       SUPPORT CONTRACTS                           27,877.27                                                 27,877.27
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.14       FARM SERVER                                      0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.01.15       ELECTRONIC COMMERCE                              0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02          PUBLICATION                                302,557.82            0.00              0.00              302,557.82
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02.01       SITE DESIGNS                                56,752.92                                                 56,752.92
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02.02       ADVERTISING                                 54,270.89                                                 54,270.89
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02.03       RECORDERS                                    4,645.81                                                  4,645.81
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02.04       SITE MAINTENANCE                            14,950.00                                                 14,950.00
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02.05       CHANNEL LEASING                             15,177.27                                                 15,177.27
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.02.06       MICROSOFT CHANNEL FEE                      156,760.93            0.00              0.00              156,760.93
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.03          DEVELOPMENT                                176,285.45                                                176,285.47
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.03.01       INTRANETS                                    2,872.73                                                  2,872.73
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.03.02       EXTRANETS                                        0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.03.03       APPLICATIONS                               141,329.09                                                141,329.09
---------------------------------------------------------------------------------------------------------------------------------
4.1.1.03.04       CONFIGURATIONS                              32,083.65                                                 32,083.65
---------------------------------------------------------------------------------------------------------------------------------

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

2/10                              INFOVIA, S.A.                       7/16/1999
                                INCOME STATEMENT
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   RECLASSIFICATIONS
    ACCOUNT                     DESCRIPTION                   BALANCE            DEBITS             CREDITS       ADJUSTED BALANCES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     0
4.1.1.04          EDUCATION                                   266,270.83            0.00               0.00              266,270.83
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.04.01       CLASSROOM COURSES                           123,416.77                                                 123,416.77
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.04.02       PRIVATE COURSES                              50,370.48                                                  50,370.48
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.04.03       CONFERENCES                                       0.00                                                       0.00
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.04.04       SALES OF BOOKS AND CDs                       92,483.58                                                  92,483.58
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.05          TECHNICAL SERVICES                           72,662.96            0.00               0.00               72,662.96
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.05.01       RE-INSTALLATIONS                             72,662.96                                                  72,662.96
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06          OTHER SERVICES                              881,374.04            0.00               0.00              881,374.04
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06.02       EQUIPMENT SALES                             479,998.95                                                 479,998.95
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06.03       FIRST FEES                                        0.00                                                       0.00
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06.04       LONG-STANDING ARREARS                             0.00                                                       0.00
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06.05       RE-CONNECTIONS                               14,045.47                                                  14,045.47
-----------------------------------------------------------------------------------------------------------------------------------
4.1.1.06.06       VARIOUS INCOME                              387,329.62                                                 387,329.62
-----------------------------------------------------------------------------------------------------------------------------------
4.2               DEV. AND [ILLEGIBLE] OVER SALES             422,354.15            0.00               0.00              422,354.15
-----------------------------------------------------------------------------------------------------------------------------------
4.2.1             DEV. AND [ILLEGIBLE] OVER SALES OF          422,354.15            0.00               0.00              422,354.15
                  SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
4.2.1.01          INTERNET SERVICES                           422,354.15            0.00               0.00              422,354.15
-----------------------------------------------------------------------------------------------------------------------------------
4.2.1.01.01       SWITCHED ACCESS                             422,354.15                                                 422,354.15
-----------------------------------------------------------------------------------------------------------------------------------
                  NET SALES                                15,445,156.35    1,855,834.82       3,415,297.03           17,004,618.56
-----------------------------------------------------------------------------------------------------------------------------------
5                 COST OF SALES                             7,703,784.74            0.00               0.00            7,703,784.74
-----------------------------------------------------------------------------------------------------------------------------------
5.1               COSTS OF SALES                            7,703,784.74            0.00               0.00            7,703,784.74
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1             INTERNET COSTS                            6,748,095.96            0.00               0.00            6,748,095.96
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.01          ORDINARY SALARIES                           276,707.26                                                 276,707.26
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.02          EXTRAORDINARY SALARIES                            0.00                                                       0.00
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.03          BONUSES 78 - 89                               3,259.40                                                   3,259.40
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.04          COMMISSIONS                                 258,309.27                                                 258,309.27
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.04.01       CREDIT CARD COMMISSION                            0.00                                                       0.00
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.05          EMPLOYMENT BENEFITS                          83,680.80                                                  83,680.80
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.06          EMPLOYER'S CONTRIBUTIONS                     33,921.68                                                  33,921.68
-----------------------------------------------------------------------------------------------------------------------------------
5.1.1.07          EQUIPMENT DEPRECIATION                            0.00                                                       0.00
-----------------------------------------------------------------------------------------------------------------------------------

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

3/10                              INFOVIA, S.A.                       7/16/1999
                                INCOME STATEMENT
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   RECLASSIFICATIONS
    ACCOUNT                     DESCRIPTION                  BALANCE           DEBITS            CREDITS        ADJUSTED BALANCES
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08          SWITCHED ACCESS                            680,125.59           0.00               0.00              680,125.59
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08.01       SATELLITE                                  821,532.62                                                821,532.62
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08.02       MODEM LEASING                                    0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08.03       PORTMASTER LEASING                               0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08.04       TELEPHONE FEE                               34,681.43                                                 34,681.43
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08.05       I-PASS SERVICE                               1,777.76                                                  1,777.76
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.08.06       FEES AND SUBSCRIPTIONS                      22,133.78                                                 22,133.78
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.09          1-801 SWITCHED ACCESS                    2,434,022.01           0.00               0.00            2,434,022.01
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.09.01       SATELLITE                                  501,581.78                                                501,581.78
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.09.02       MODEM LEASING                                    0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.09.03       PORTMASTER LEASING                               0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.09.04       TELEPHONE FEE                            1,930,662.47                                              1,930,662.47
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.09.05       I-PASS SERVICE                               1,777.76                                                  1,777.76
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.10          CORPORATE DEDICATED ACCESS               2,409,325.62           0.00               0.00            2,409,325.62
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.10.01       SATELLITE                                  907,887.20                                                907,887.20
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.10.02       DATALINK                                 1,501,438.42                                              1,501,438.42
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.10.03       ROUTER LEASING                                   0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.11          PREMIUM DEDICATED ACCESS                   196,709.19                                                196,709.19
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.11.01       GROUND LINK                                      0.00           0.00               0.00                    0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.11.02       DATALINK                                    99,164.74                                                 99,164.74
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.11.03       ROUTER LEASING                                   0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.11.04       SATELLITE                                   97,544.45                                                 97,544.45
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.12          POINT TO POINT LINKS                        98,391.50           0.00               0.00               98,391.50
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.12.01       DATALINK                                    98,391.50                                                 98,391.50
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.13          DOMAINS                                     67,413.86           0.00               0.00               67,413.86
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.13.01       CONCYT1                                     67,413.86                                                 67,413.86
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.14          IPs                                          6,229.78           0.00               0.00                6,229.78
---------------------------------------------------------------------------------------------------------------------------------
5.1.1.14.01       CONCYT                                       6,229.78                                                  6,229.78
---------------------------------------------------------------------------------------------------------------------------------
5.1.2             PUBLICATION                                279,090.43           0.00               0.00              279,090.43
---------------------------------------------------------------------------------------------------------------------------------
5.1.2.01          ORDINARY SALARIES                          144,608.00                                                144,608.00
---------------------------------------------------------------------------------------------------------------------------------
5.1.2.02          EXTRAORDINARY SALARIES                           0.00                                                      0.00
---------------------------------------------------------------------------------------------------------------------------------

-------------
   1 TR.: National Science and Technology Council

Please note, some numbers may be inaccurate due to illegibility of source document.
                                               [illegible] handwritten signature

4/10                             INFOVIA, S.A.                        7/16/1999
                                INCOME STATEMENT
                                  In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999

PRELIMINARY (CONFIDENTIAL)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RECLASSIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------

    ACCOUNT                     DESCRIPTION                  BALANCE            DEBITS          CREDITS         ADJUSTED BALANCES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5.1.2.03          BONUSES 78-89                                3,842.00                                             3,842.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.04          COMMISSIONS                                      0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.05          EMPLOYMENT BENEFITS                         44,715.02                                            44,715.02
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.06          EMPLOYER'S CONTRIBUTIONS                    18,003.18                                            18,003.18
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.07          EQUIPMENT DEPRECIATION                      57,226.86                                            57,226.86
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.08          PARKING SPACE[S]                               227.93                                               227.93
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.09          EQUIPMENT MAINTENANCE                          350.00                                               350.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.10          FEES AND SUBSCRIPTIONS                       9,154.14                                             9,154.14
------------------------------------------------------------------------------------------------------------------------------------
5.1.2.14          STATIONERY AND MATERIALS                       963.30                                               963.30
------------------------------------------------------------------------------------------------------------------------------------
5.1.3             DEVELOPMENT                                121,451.07         0.00             0.00             121,451.07
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.01          ORDINARY SALARIES                           84,636.40                                            84,636.40
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.02          EXTRAORDINARY SALARIES                           0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.03          BONUSES 78-89                                  813.60                                               813.60
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.04          COMMISSIONS                                      0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.05          EMPLOYMENT BENEFITS                         25,844.70                                            25,844.70
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.06          EMPLOYER'S CONTRIBUTIONS                    10,156.37                                            10,156.37
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.07          EQUIPMENT DEPRECIATION                           0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.08          PERSONNEL TRAINING                               0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.3.09          EQUIPMENT MAINTENANCE                            0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4             EDUCATION                                  228,887.84           0.00               0.00         228,887.84
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.01          ORDINARY SALARIES                                0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.02          EXTRAORDINARY SALARIES                           0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.03          BONUSES 78-89                                    0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.04          COMMISSIONS                                      0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.05          EMPLOYMENT BENEFITS                              0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.06          EMPLOYER'S CONTRIBUTIONS                         0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.07          STATIONERY AND MATERIALS                     3,299.77                                             3,299.77
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08          CLASSROOM COURSES                           77,889.76           0.00               0.00          77,889.76
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.01       ORDINARY SALARIES                           38,280.00                                            38,280.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.02       EXTRAORDINARY SALARIES                           0.00                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.03       BONUSES 78-89                                2,422.00                                             2,422.00
------------------------------------------------------------------------------------------------------------------------------------

                                               [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.

5/10                                   INFOVIA, S.A.                7/16/1999
                                      INCOME STATEMENT
                                        In Quetzals
                                    JULY 1, 1998 TO JUNE 30, 1999
PRELIMINARY (CONFIDENTIAL)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                RECLASSIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
    ACCOUNT                     DESCRIPTION                  BALANCE            DEBITS           CREDITS         ADJUSTED BALANCES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.04       COMMISSIONS                                  1,044.30                                                  1,044.30
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.05       EMPLOYMENT BENEFITS                         12,501.53                                                 12,501.53
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.06       EMPLOYER'S CONTRIBUTIONS                     4,718.92                                                  4,718.92
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.07       EQUIPMENT DEPRECIATION                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.08       PARKING                                      7,146.00                                                  7,146.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.09                                                    1,277.01                                                  1,277.01
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.08.10       CONSULTING                                  10,500.00                                                 10,500.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09          PRIVATE COURSES                             30,689.53           0.00               0.00               30,689.53
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.01       ORDINARY SALARIES                           20,736.00                                                 20,736.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.02       EXTRAORDINARY SALARIES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.03       BONUSES 78-89                                  924.00                                                    924.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.04       COMMISSIONS                                     18.19                                                     18.19
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.05       EMPLOYMENT BENEFITS                          6,520.83                                                  6,520.83
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.06       EMPLOYER'S CONTRIBUTIONS                     2,490.51                                                  2,490.51
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.09.07       PER DIEM                                         0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.10          CONFERENCES                                      0.00           0.00               0.00                    0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.10.01       STRIKERS                                         0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.10.02       PER DIEM                                         0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.11          BOOKS AND CDs                              117,008.78                                                117,008.78
------------------------------------------------------------------------------------------------------------------------------------
5.1.4.27          COURSES AND TRAINING                             0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
5.1.5             OTHER SERVICES                             326,259.44           0.00               0.00              326,259.44
------------------------------------------------------------------------------------------------------------------------------------
5.1.5.01          EQUIPMENT                                  326,259.44                                                326,259.44
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6                 OPERATING EXPENSES                       5,673,909.60         46,783.87            0.00            5,720,693.47
------------------------------------------------------------------------------------------------------------------------------------
6.1               OPERATING EXPENSES                       5,673,909.60         46,783.87            0.00            5,720,693.47
------------------------------------------------------------------------------------------------------------------------------------
6.1.1             COSTS OF SALES                           1,604,800.60           0.00               0.00            1,604,800.60
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.01          SALARIES                                   184,307.01                                                184,307.01
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.02          EXTRAORDINARY SALARIES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.03          BONUSES 78-89                               80,396.21                                                 80,396.21
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.04          COMMISSIONS                                208,071.14                                                208,071.14
------------------------------------------------------------------------------------------------------------------------------------

                                               [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.

6/10                                     INFOVIA, S.A.                7/16/1999
                                       INCOME STATEMENT
                                         In Quetzals
                                   JULY 1, 1998 TO JUNE 30, 1999
PRELIMINARY (CONFIDENTIAL)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   RECLASSIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
    ACCOUNT                     DESCRIPTION                  BALANCE        DEBITS           CREDITS               ADJUSTED BALANCES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6.1.1.05          EMPLOYMENT BENEFITS                        114,957.90                                                114,957.90
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.06          EMPLOYER'S CONTRIBUTIONS                    39,383.30                                                 39,383.30
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.07          LEASING                                    282,891.80                                                282,891.80
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.08          ELECTRICITY                                 15,054.05                                                 15,054.05
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.09          COMMUNICATIONS                              63,160.48                                                 63,160.48
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.10          PARKING SPACE[S]                             4,252.69                                                  4,252.69
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.11          DEPRECIATION                                28,613.45                                                 28,613.45
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.12          FEES AND SUBSCRIPTIONS                       4,050.51                                                  4,050.51
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.13          EQUIPMENT MAINTENANCE                          394.81                                                    394.81
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.14          STATIONERY AND MATERIALS                    28,047.09                                                 28,047.09
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.15          FUEL AND LUBRICANTS                              0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.16          PROFESSIONAL FEES                            6,790.91                                                  6,790.91
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.17          BUSINESS EXPENSES                            9,288.41                                                  9,288.41
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.18          INSURANCE                                    3,393.60                                                  3,393.60
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.19          TAXES AND CONTRIBUTIONS                         31.28                                                     31.28
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.20          TRAVEL EXPENSES                                  0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.21          CREDIT CARD AND BA[NK CARD] COMMISSIONS      2,202.46                                                  2,202.46
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.22          TAXI SERVICE                                    33.18                                                     33.18
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.23          ADVERTISING                                459,051.98                                                459,051.98
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.24          UNCOLLECTIBLE ACCOUNTS                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.25          SUBSISTENCE ALLOWANCES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.26          CAFETERIA AND CLEANING                      10,159.00                                                 10,159.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.27          COURSES AND TRAINING                        10,480.00                                                 10,480.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.28          OTHER GENERAL                                1,843.42                                                  1,843.42
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.29          CONSULTING                                 196,663.85                                                196,663.85
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.30          PENALTIES                                        0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.31          OFFICE MAINTENANCE                           6,535.98                                                  6,535.98
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.32          EVENTS AND CONFERENCES                      38,383.43                                                 38,383.43
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.33          PERSONNEL SERVICES                               0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.34          CHRISTMAS EXPENSES                           4,362.66                                                  4,362.66
------------------------------------------------------------------------------------------------------------------------------------
6.1.1.99          VARIOUS EXPENSES                                 0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------

                                               [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.

7/10                                  INFOVIA, S.A.                   7/16/1999
                                     INCOME STATEMENT
                                       In Quetzals
                                  JULY 1, 1998 TO JUNE 30, 1999
       PRELIMINARY (CONFIDENTIAL)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RECLASSIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
    ACCOUNT                     DESCRIPTION                  BALANCE         DEBITS           CREDITS             ADJUSTED BALANCES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6.1.2             ADMINISTRATIVE EXPENSES                  1,842,384.74       46,783.87        0.00                  1,889,168.61
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.01          ORDINARY SALARIES                          348,861.35                                                348,861.35
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.02          EXTRAORDINARY SALARIES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.03          BONUSES 78-89                              333,035.27                                                333,035.27
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.04          COMMISSIONS                                 49,610.05                                                 49,610.05
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.05          EMPLOYMENT BENEFITS                        116,838.63                                                116,838.63
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.06          EMPLOYER'S CONTRIBUTIONS                    39,012.41                                                 39,012.41
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.07          LEASING                                    292,821.40                                                292,821.40
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.08          ELECTRICITY                                 15,054.05                                                 15,054.05
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.09          COMMUNICATIONS                              70,327.37                                                 70,327.37
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.10          PARKING SPACE[S]                             5,842.90                                                  5,842.90
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.11          DEPRECIATION                                57,226.86                                                 57,226.86
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.12          FEES AND SUBSCRIPTIONS                       6,728.32                                                  6,728.32
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.13          EQUIPMENT MAINTENANCE                        1,575.48                                                  1,575.48
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.14          STATIONERY AND MATERIALS                    40,470.45                                                 40,470.45
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.15          FUEL AND LUBRICANTS                          3,823.60                                                  3,823.60
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.16          PROFESSIONAL FEES                           38,050.00                                                 38,050.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.17          BUSINESS EXPENSES                            6,884.57                                                  6,884.57
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.18          INSURANCE                                    2,732.36                                                  2,732.36
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.19          TAXES AND CONTRIBUTIONS                      1,272.07                                                  1,272.07
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.20          TRAVEL EXPENSES                                  0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.21          CREDIT CARD COMMISSIONS                      3,369.46                                                  3,369.46
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.22          TAXI EXPENSES                                8,072.07                                                  8,072.07
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.23          ADVERTISING                                      0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.24          UNCOLLECTIBLE ACCOUNTS                      35,881.86      46,783.87                                  82,665.73
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.25          SUBSISTENCE ALLOWANCES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.26          CAFETERIA AND CLEANING                      13,243.95                                                 13,243.95
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.27          COURSES AND TRAINING                         6,656.67                                                  6,656.67
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.28          OTHER GENERAL                                7,121.04                                                  7,121.04
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.29          CONSULTING                                 210,468.75                                                210,468.75
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.30          PENALTIES                                        0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------

                                               [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.

8/10                              INFOVIA, S.A.                       7/16/1999
                                INCOME STATEMENT
                                   In Quetzals
                          JULY 1, 1998 TO JUNE 30, 1999
PRELIMINARY (CONFIDENTIAL)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RECLASSIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
  ACCOUNT               DESCRIPTION                       BALANCE             DEBITS           CREDITS           ADJUSTED BALANCES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.31          OFFICE MAINTENANCE                           9,862.80                                                  9,862.80
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.32          EVENTS AND CONFERENCES                     113,179.37                                                113,179.37
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.33          PERSONNEL SERVICES                               0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.34          CHRISTMAS EXPENSES                           4,362.63                                                  4,362.63
------------------------------------------------------------------------------------------------------------------------------------
6.1.2.35          VARIOUS EXPENSES                                 0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3             CUSTOMER SERVICE                         1,174,964.54       0.00               0.00                1,174,964.54
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.01          ORDINARY SALARIES                          264,157.93                                                264,157.93
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.02          EXTRAORDINARY SALARIES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.03          BONUSES 78-89                               43,620.57                                                 43,620.57
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.04          COMMISSIONS                                120,885.00                                                120,885.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.05          EMPLOYMENT BENEFITS                        118,273.75                                                118,273.75
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.06          EMPLOYER'S CONTRIBUTIONS                    47,332.38                                                 47,332.38
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.07          LEASING                                    283,645.91                                                283,645.91
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.08          ELECTRICITY                                 15,054.08                                                 15,054.08
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.09          COMMUNICATIONS                              41,189.68                                                 41,189.68
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.10          PARKING SPACE[S]                             4,836.50                                                  4,836.50
------------------------------------------------------------------------------------------------------------------------------------
6 .1.3.11         DEPRECIATION                                57,226.86                                                 57,226.86
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.12          FEES AND SUBSCRIPTIONS                       4,380.24                                                  4,380.24
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.13          EQUIPMENT MAINTENANCE                        2,820.01                                                  2,820.01
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.14          STATIONERY AND MATERIALS                    15,763.03                                                 15,763.03
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.15          FUEL AND LUBRICANTS                         30,386.88                                                 30,386.88
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.16          PROFESSIONAL FEES                                0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.17          BUSINESS EXPENSES                            3,922.41                                                  3,922.41
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.18          INSURANCE                                    2,732.39                                                  2,732.39
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.19          TAXES AND CONTRIBUTIONS                          0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.20          TRAVEL EXPENSES                                  0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.21          CREDIT CARD COMMISSIONS                          0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.22          TAXI EXPENSES                               12,683.97                                                 12,683.97
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.23          ADVERTISING                                      0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.24          UNCOLLECTIBLE ACCOUNTS                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.25          SUBSISTENCE ALLOWANCES                           0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------

                                               [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.

9/10                                   INFOVIA, S.A.                 7/16/1999
                                     INCOME STATEMENT
                                       In Quetzals
                                  JULY 1, 1998 TO JUNE 30, 1999
PRELIMINARY (CONFIDENTIAL)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                RECLASSIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
    ACCOUNT                     DESCRIPTION                  BALANCE            DEBITS           CREDITS         ADJUSTED BALANCES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.26          CAFETERIA AND CLEANING                      10,934.64                                                 10,934.64
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.27          COURSES AND TRAINING                             0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.28          OTHER GENERAL                                1,277.67                                                  1,277.67
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.29          CONSULTING                                  81,227.98                                                 81,227.98
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.31          OFFICE MAINTENANCE                           8,269.98                                                  8,269.98
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.33          PERSONNEL SERVICES                               0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
6.1.3.34          CHRISTMAS EXPENSES                           4,362.68                                                  4,362.68
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6.1.3.35          VARIOUS EXPENSES                                 0.00                                                      0.00
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6.1.4             ENGINEERING EXPENSES                       851,739.72           0.00             0.00                851,739.72
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6.1.4.01          ORDINARY SALARIES                           88,180.00                                                 88,180.00
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6.1.4.02          EXTRAORDINARY SALARIES                           0.00                                                      0.00
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6.1.4.03          BONUSES 78-89                               12,496.96                                                 12,496.96
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6.1.4.04          COMMISSIONS                                      0.00                                                      0.00
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6.1.4.05          EMPLOYMENT BENEFITS                         29,324.02                                                 29,324.02
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6.1.4.06          EMPLOYER'S CONTRIBUTIONS                    10,907.90                                                 10,907.90
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6.1.4.07          LEASING                                    428,272.81                                                428,272.81
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6.1.4.08          ELECTRICITY                                 15,054.10                                                 15,054.10
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6.1.4.09          COMMUNICATIONS                              30,985.01                                                 30,985.01
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6.1.4.10          PARKING SPACE[S]                             1,999.69                                                  1,999.69
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6.1.4.11          DEPRECIATION                                85,840.30                                                 85,840.30
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6.1.4.12          FEES AND SUBSCRIPTIONS                       3,146.16                                                  3,146.16
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6.1.4.13          EQUIPMENT MAINTENANCE                       11,468.69                                                 11,468.69
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6.1.4.14          STATIONERY AND MATERIALS                     9,576.89                                                  9,576.89
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6.1.4.15          FUEL AND LUBRICANTS                            301.44                                                    301.44
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6.1.4.16          PROFESSIONAL FEES                                0.00                                                      0.00
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6.1.4.17          BUSINESS EXPENSES                            3,922.42                                                  3,922.42
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6.1.4.18          INSURANCE                                    2,732.27                                                  2,732.27
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6.1.4.19          TAXES AND CONTRIBUTIONS                          0.00                                                      0.00
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6.1.4.20          TRAVEL EXPENSES                                  0.00                                                      0.00
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6.1.4.21          CREDIT CARD EXPENSES                         1,408.61                                                  1,408.61
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6.1.4.22          TAXI EXPENSES                                1,258.65                                                  1,258.65
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                                              [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.

10/10                                    INFOVIA, S.A.                7/16/1999
                                      INCOME STATEMENT
                                        In Quetzals
                                   JULY 1, 1998 TO JUNE 30, 1999
PRELIMINARY (CONFIDENTIAL)

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                                                                               RECLASSIFICATIONS
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  ACCOUNT                       DESCRIPTION                  BALANCE            DEBITS           CREDITS         ADJUSTED BALANCES
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6.1.4.23          ADVERTISING                                      0.00                                                      0.00
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6.1.4.24          UNCOLLECTIBLE ACCOUNTS                           0.00                                                      0.00
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6.1.4.25          SUBSISTENCE ALLOWANCES                           0.00                                                      0.00
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6.1.4.26          CAFETERIA AND CLEANING                       9,671.27                                                  9,671.27
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6.1.4.27          COURSES AND TRAINING                         3,333.33                                                  3,333.33
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6.1.4.28          OTHER GENERAL                                  510.93                                                    510.93
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6.1.4.29          CONSULTING                                  88,509.24                                                 88,509.24
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6.1.4.31          OFFICE MAINTENANCE                           8,330.89                                                  8,330.89
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6.1.4.33          PERSONNEL SERVICES                               0.00                                                      0.00
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6.1.4.34          CHRISTMAS EXPENSES                           4,508.14                                                  4,508.14
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6.1.4.35          VARIOUS EXPENSES                                 0.00                                                      0.00
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7                 FINANCIAL EXPENSES                         129,703.46           0.00               0.00              129,703.46
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7.01              BANK EXPENSES                                2,713.67                                                  2,713.67
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7.02              EXCHANGE DISCOUNT                              171.84                                                    171.84
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7.03              INTEREST                                        71.49                                                     71.49
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7.04              COMMISSIONS                                      0.00                                                      0.00
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7.05              NON-DEDUCTIBLE EXPENSES                    126,746.46                                                126,746.46
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8                 FINANCIAL INCOME                            51,715.24           0.00               0.00               51,715.24
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8.01              INTEREST                                    28,182.81                                                 28,182.81
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8.02              EXCHANGE PROFIT                             20,786.08                                                 20,786.08
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8.03              PROFIT ON EQUIPMENT SALES                        0.00                                                      0.00
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8.04              OTHER INCOME                                 2,156.74                                                  2,156.74
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8.05              DIFFERENCES IN CASH STATEMENTS                 589.61                                                    589.61
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                  PROFITS (LOSSES) BEFORE TAXES            1,989,473.79         1,902,618.69       3,415,297.03      3,502,152.13
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                                               [illegible] handwritten signature
Please note, some numbers may be inaccurate due to illegibility of source document.